UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use
☑	Definitive Proxy Statement		of the Commission Only
☐	Definitive Additional Materials		(as permitted by Rule
☐	Soliciting Material under Rule 14a-12		14a-6(e)(2))

IRONCLAD PERFORMANCE WEAR CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing party:
(4)	Date filed:

Dear Fellow Ironclad Stockholders,

It is with great pleasure and pride that I write to you about Ironclad Performance Wear’s achievements during 2009.  As I described many times during the year’s financial reporting conference calls, it truly was “an inflection-point year” for the Company.  It was a year in which we focused on building a profitable and sustainable business; introducing new and innovative products to various markets; and expanded the recognition and distribution of the Ironclad brand.

In the third quarter of 2009, the Company achieved a positive operating income, which it then repeated in the fourth quarter.  For the full year, we successfully trimmed our losses by $1.8MM over the previous year.  Revenues continued to grow, even during the depths of the worldwide financial downturn in 2009, and we expanded distribution channels with new customers and within existing customer inventories.  The Company was also able to acquire a larger line-of-credit and now has an adequate cash reserve to help smooth out cash-flows throughout the year.

The Company’s KONG™ glove for the oil & gas industry has become the industry leader, with growth exceeding our original projections.  Market acceptance was so great, that the Company introduced an additional style (winter/waterproof) in 2009, and has additional new models currently in development.  Ironclad also expanded into several new markets in 2009.  Entrance into the police, fire, tactical and first-responder markets was opened to Ironclad through an exclusive distribution agreement with 5.11 Tactical; and the Company’s entrée into the automotive market was expanded through a licensing agreement with Snap-on Tools and the introduction of branded gloves into Pep Boys, and now Auto Zone.

The Ironclad brand continues to expand through new and existing domestic and international distribution channels; increased (unpaid) product placements in movies, TV and sporting events; and the success of the Ironclad Energy +Hydration Drink, which is now available in convenience stores across the country.

As you can see, we had a wonderful year, with 2010 expected to maintain this positive momentum.

Thank you for your continued support of Ironclad Performance Wear.  The entire Ironclad team continues to work very hard to build stockholder value.

Sincerely,

Scott M. Jarus
Chairman & Chief Executive Officer

IRONCLAD PERFORMANCE WEAR CORPORATION
2201 Park Place, Suite 101
El Segundo, CA 90245
(310) 643-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 17, 2010

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), to be held on June 17, 2010, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 90245.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect six (6) members of the Board of Directors;
2.	To ratify the appointment of Rotenberg & Co., LLP as the Company’s independent accountants for the year ending December 31, 2010; and
3.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed May 10, 2010 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
May 24, 2010	Scott Jarus Chairman of the Board and Chief Executive Officer
THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT www.ironclad.com/about.cqs - Select SEC Filings

IRONCLAD PERFORMANCE WEAR CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 17, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors, or the Board, of Ironclad Performance Wear Corporation, a Nevada corporation, or Ironclad or the Company, for use at the Annual Meeting of Stockholders, to be held on June 17, 2010, at 10:00 a.m. Pacific Time, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 90245. Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person. If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

The Company’s principal executive offices are located at 2201 Park Place, Suite 101, El Segundo, CA 90245. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about May 26, 2010.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on May 10, 2010, has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, the Company had outstanding 72,951,185 shares of common stock, par value $0.001 per share. The common stock is the only outstanding voting security of the Company. As of the record date, the Company had 109 holders of record of the common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. All matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy.

A quorum, which is a majority of the outstanding shares as of May 10, 2010, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal.  Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.  Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal 1 is the election of six (6) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Articles of Incorporation provides that the number of the directors of the Company shall be seven (7), of which no more than three (3) may be considered “inside” directors until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a super majority of the outstanding shares entitled to vote, as provided in the Articles of Incorporation.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Scott Jarus
Eduard Albert Jaeger
R.D. Pete Bloomer
Vane Clayton
Scott Alderton
Kenneth J. Frank, M.D.

If elected, the foregoing six (6) nominees are expected to serve until the 2011 Annual Meeting of Stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age and position of each of our directors as of May 24, 2010.

Name	Age	Position
Scott Jarus	54	Chief Executive Officer, Executive Chairman of the Corporation and Director
Eduard Albert Jaeger	49	Director, Head of New Business Development
R.D. Pete Bloomer	74	Director
Vane Clayton	51	Director
Scott Alderton	51	Director
Kenneth J. Frank, M.D.	63	Director

Scott Jarus, Chief Executive Officer, Executive Chairman of the Corporation, Director

Mr. Jarus was appointed and elected as a director of our Company on May 18, 2006, and became its Executive Chairman in September 2008.  Mr. Jarus’ experience in turning-around and running a $1B market-cap public company (j2 Global Communications, Inc.), and his experience serving on various growth company Boards of Directors in his past, led to the Company’s decision to first appoint Mr. Jarus to the Company’s Board of Director, then to name him Executive Chairman.

On May 4, 2009, to facilitate the turn-around plan for the Company, designed and orchestrated by Mr. Jarus, he was named Chief Executive Officer for the Company (in addition to his Chairman role).  Mr. Jarus was, until early-April 2010, Chief Executive Officer of Cognition Technologies, Inc., an early-stage company located in Culver City, CA, which is a developer of revolutionary meaning-based content search technology.  He continues to serve on Cognition Technologies’ board of directors.

From 2001 to 2005, Mr. Jarus was President and principal executive officer of j2 Global Communications, Inc. (NASDAQ: JCOM), a provider of outsourced, value-added messaging and communications services to individuals and companies throughout the world. Before joining j2 Global Communications, Inc., from 1998 to 2001, Mr. Jarus was President and Chief Operating Officer for OnSite Access, a provider of building-centric integrated communications services.  Mr. Jarus has 28 years of management experience in the telecommunications industry and has served in various senior management positions.  He currently serves on the Board of Directors of various other companies, none of which compete with or are in the same industry as the Company.  In 2005, Mr. Jarus was named National Entrepreneur of the Year for Media/Entertainment/Communications by Ernst & Young (and Los Angeles Entrepreneur of the Year for Technology in 2004). He holds a Bachelor of Arts degree in Psychology and a Master of Business Administration degree from the University of Kansas..

Eduard Albert Jaeger, Director, Head of New Business Development

Mr. Jaeger founded Ironclad in 1998 and has served as a Director since that time.  Mr. Jaeger currently serves as the Company’s Head of New Business Development.  Mr. Jaeger has been Founder, co-Founder and President of a number of successful companies in the consumer products sector over a 30 year period.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Jaeger should serve on our board of directors, in light of our business and structure, include his extensive experience and expertise in innovative product design and development, overseas manufacturing, importing and exporting, sales and marketing, and forming worldwide distribution channels.  Mr. Jaeger is also the inventor and co-inventor of many U.S. patents and two patents pending, and has held executive positions in marketing and promotion.  Mr. Jaeger’s father-in-law, Kenneth J. Frank, M.D., also serves on our board of directors.

R. D. Pete Bloomer, Director

Mr. Bloomer served as Chairman of our board of directors from April 2003 through September 2008.  He is the Chairman and Chief Executive Officer of CVM Management, Inc. and Managing Partner of CVM Equity Fund V, Ltd., LLP, or CVM, which is one of our larger stockholders.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Bloomer should serve on our board of directors, in light of our business and structure, include his service as the managing partner of 7 venture funds dating back to 1983.  Those funds have invested in over 90 early stage venture investments.  Mr. Bloomer has served as a member of the board of directors of many of the entities in which he has invested.  Mr. Bloomer has significant experience in marketing and sales having been Vice President of Sales/Marketing for Head Ski & Tennis, and having spent 11 years with IBM in sales and marketing.  Mr. Bloomer is also an experienced operations executive having served as Vice President of Operations for Hanson Industries.  Mr. Bloomer has served on the board of directors of several private companies not associated with his venture capital activity

Vane Clayton, Director

Mr. Clayton has served on our board of directors since March 2004.  He currently serves as the Chief Executive Officer of KPA LLC, a software and services company providing environmental, safety, and human resource compliance services to the auto services market.  Prior to KPA, Mr. Clayton was President of ZOLL Data Systems, an Enterprise Software subsidiary of ZOLL Medical Corporation ($385M in Sales - NASDAQ: ZOLL).  Earlier in his career, Mr. Clayton managed a sales team for Raychem ($1.7B in Sales), a division of Tyco Electronics.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Clayton should serve on our board of directors, in light of our business and structure, include Mr. Clayton’s experience in directing public companies in high growth sales and marketing strategies; new product and channel development; fund raising; Sarbanes-Oxley Act of 2004, Section 404 compliance; strategic positioning; and building successful teams.  Mr. Clayton holds a B.S. in Agricultural/Mechanical Engineering from Purdue University and an MBA from Harvard Business School.

Scott Alderton, Director

Mr. Alderton has served on our board of directors since August 2002.  In 2002, Mr. Alderton co-founded the law firm of Stubbs Alderton & Markiles, LLP and has over 25 years experience working with technology and emerging growth companies at all stages along their evolutionary path.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Alderton should serve on our board of directors, in light of our business and structure, include his expertise in securities law matters, capital formation, venture capital and financing transactions, mergers, acquisitions and divestitures, the protection of copyrights, trademarks and trade secrets, as well as his extensive experience advising middle market companies on a wide range of business matters.  Mr. Alderton received his Bachelor of Arts from the University of California at Los Angeles in 1982 and juris doctor from Loyola Law School in 1985.

Kenneth J. Frank, M.D., Director

Dr. Frank joined our board of directors in February of 2009.  He received his medical degree from NYU School of Medicine in 1972 and received his BA from Rutgers, the State University in 1968.  He served as a board member of the Isla Vista Medical Clinic from 1975 to 1977 and The National Association of Urgent Care Clinics from 1992 to1994.  He is an author, lecturer, inventor and formulator of nutritional supplements.  Besides having belonged to numerous medical societies, Dr. Frank has been an entrepreneur for over 30 years and has owned and operated a nutritional supplement research, development and marketing company and other associated companies for the past 20 years.  In 1973, Dr. Frank founded the Emergency Medical Group of Santa Barbara where he practiced Emergency Medicine for 9 years.  In 1982, Dr. Frank founded and served as managing partner, CEO, president and medical director of Immedicenter Medical Group, Inc.  In 1989, he established Advanced Physicians’ Products, a nutritional supplement research and development company with over 60 products, many formulated by Dr. Frank.  This grew into what is today Dr. Frank’s Health Products, LLC and its four associated companies for which he serves as CEO.  He co-owns a patented invention using MSM (methylsulfonyl methane) in an oral spray to stop snoring and is also credited with creating several other proprietary oral sprays for health.  In 2005, he authored a book called, “User’s Guide to Natural and Safe Pain Relief”, which has sold over 100,000 copies.  The specific experience, qualifications, attributes and skills that led to the conclusion that Dr. Frank should serve on our board of directors, in light of our business and structure, include his management, capital raising, financial and marketing skills developed from managing numerous companies over the past 40 years.  Dr. Frank’s son-in-law, Eduard Albert Jaeger, also serves on our board of directors.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our other executive officers as of May 24, 2010.

Name	Age	Position
Rhonda Hoffarth	49	Executive Vice President & Chief Operating Officer
Thomas Kreig	62	Senior Vice President of Finance, Principal Financial Officer and Secretary

Rhonda Hoffarth, Executive Vice President & Chief Operating Officer

Ms. Hoffarth has served as our Executive Vice President & Chief Operating Officer since January 2003.  From August 2005 through May 2006, Ms. Hoffarth also served as Ironclad’s interim Chief Financial Officer.  Ms. Hoffarth has over 20 years of experience in operations and finance with growing consumer product companies.  Prior to joining us, Ms. Hoffarth spent 9 years with Bell Sports, Inc. in various roles, including Vice President of Operations, North American, helping the company grow from $45,000,000 in revenue to over $200,000,000.  Subsequently, Ms. Hoffarth spent 2 years as the Senior Vice President of Operations for Targus, Inc., a $500,000,000 developer of mobile accessories.  Both Bell Sports and Targus source their finished products from Asia and have multiple sales channels (independent shops, regional and national accounts, big box accounts).  Ms. Hoffarth received her Masters of Business Administration from the University of Southern California in 1992.

Thomas Kreig, Senior Vice President of Finance, ,Principal Financial Officer and Secretary

Mr. Kreig currently serves as Senior Vice President of Finance, Principal Financial Officer and Secretary.  From September 2002 through May 2009, Mr. Kreig served as our Vice President of Finance and Secretary.  From April 2007 through November 2007 and from March 2008 through May 2009 Mr. Kreig served as our Interim Chief Financial Officer.  Before joining Ironclad, Mr. Kreig spent 18 years serving as Controller, Vice President of Finance and Chief Financial Officer at companies in several different industries.  Most recently he served as Controller for In-Flight Network, LLC, a developer of satellite-based broadband communications for airline passengers.  Prior to In-Flight Network, Mr. Kreig served as Vice President of Finance for Network Courier Services, Inc.  From 1983 to 1996, Mr. Kreig served as Controller and Chief Financial Officer for Triple L Distributing Co., Inc. and Controller and Treasurer for a medical diagnostic equipment company where he was instrumental in helping to successfully execute an initial public offering.  He is a certified public accountant and received his Masters of Business Administration from the University of Detroit in 1975.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held eight meetings during fiscal 2009. All directors then serving attended 75% or more of all of the meetings of our Board of Directors in fiscal 2009. While directors generally attend annual stockholder meetings, the Company has not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees.  Our Board of Directors currently has the following standing committees: Audit Committee and Compensation Committee. All directors then serving attended 75% or more of all the meetings of each committee of which they were a member in fiscal 2009.

The Audit Committee currently consists of Messrs. Clayton, Alderton and Jaeger. None of our current Audit Committee members is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors currently has no independent director who qualifies as an audit committee expert. Our Board of Directors has determined, however, that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication.  Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of the Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants’ opinion and letter of comment to management and management’s response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors and (v) to review our quarterly and annual financial statements prior to public issuance. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Audit Committee was created by our Board of Directors effective May 18, 2006.

The Compensation Committee currently consists of Messrs. Bloomer, Jarus and Alderton. The primary purposes of the Compensation Committee are (i) to review the compensation packages of executive officers and make recommendations to our Board of Directors for said compensation packages, (ii) to review proposed stock option grants and make recommendations to our Board of Directors for said grants, and (iii) to engage consultants as required to aide in evaluation of compensation packages for executive officers and independent directors. The role and responsibilities of the Compensation Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Compensation Committee was created by our Board of Directors effective May 18, 2006.

Nominations. The functions customarily delegated to the nominating committee are performed by our full Board of Directors. Our full Board of Directors reviews those Board members who are candidates for re-election to our Board of Directors, and makes the determination to nominate a candidate who is a current member of our Board of Directors for re-election for the next term. The Board’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time-to-time retain one or more third-party search firms to identify suitable candidates. Our Board also nominates outside candidates for inclusion on our Board of Directors.

An Ironclad stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of the Company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. The recommendation should be addressed to our Secretary.

Among other matters, our full Board of Directors which serves as the nominating and governance committee:

(1)
Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs the Company and the Board;

(2)
Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

(3)	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

(4)	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Board of Directors recommends for nomination and our Board of Directors nominated, Messrs. Jarus, Bloomer, Jaeger, Clayton, Alderton and Frank for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2011 Annual Meeting of Stockholders.

Stockholder Communications. Holders of the Company’s securities can send communications to the Board of Directors via email to auditcommittee@ironclad.com or by telephoning the Senior Vice President of Finance at the Company’s principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of six members: Messrs. Jarus (Chairman and CEO), Jaeger, Bloomer, Clayton, Alderton and Frank. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified.  We are not a “listed issuer” under SEC rules and are therefore not required to have separate committees comprised of independent directors.  We believe that Messrs. Bloomer and Clayton are “independent” as that term is defined in Section 4200 of the NASDAQ Marketplace Rules as required by the NASDAQ Stock Market.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

On May 18, 2006, the Audit Committee was formed with its current members. The Audit Committee operates under a written charter that was approved by the Board of Directors effective May 18, 2006. For the fiscal year ended December 31, 2009, the Audit Committee has performed, or has confirmed that the Company's Board of Directors has performed, the duties of the Audit Committee, which is responsible for providing objective oversight of the Company's internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2009, the Audit Committee of the Board of Directors:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management and EFP Rotenberg, LLP (the “Auditors”), the Company’s independent auditors; and

•
Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2009, the Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on the Audit Committee of the Board of Directors’ review of the audited financial statements and discussions with management and the Auditors, the Board of Directors approved the inclusion of the audited financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

AUDIT COMMITTEE

Vane P. Clayton Scott Alderton Eduard Jaeger

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL NO. 2

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 2 is to ratify the firm of EFP Rotenberg, LLP, or Rotenberg, as the Company’s independent accountants for the year ending December 31, 2010.  The Audit Committee of our Board of Directors recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Rotenberg as our independent public accountant for the current fiscal year ending December 31, 2010. Representatives of Rotenberg are expected to be present at our Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of Rotenberg are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Rotenberg as our auditors for the current fiscal year, Rotenberg will continue to serve as our auditors for the current fiscal year, and the Audit Committee of our Board of Directors will engage in deliberations to determine whether it is in our best interest to continue Rotenberg’s engagement as our auditors for fiscal 2011.

Rotenberg is our principal independent public accounting firm. All audit work was performed by the full time employees of Rotenberg. Our Audit Committee approves in advance, all services performed by Rotenberg. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

Audit Fees

Fees for audit services totaled approximately $93,938 and $113,929 for the years ended December 31, 2009 and 2008, respectively, including fees associated with the annual audit, and reviews of our quarterly reports on Form 10-Q.

Audit-Related Fees

Fees for audit-related services totaled approximately $1,100 and $10,960 for the years ended December 31, 2009 and 2008, respectively. Audit-related services principally include due diligence in connection with acquisitions, financing transactions, and accounting consultations.

Tax Fees

Fees were incurred totaling approximately $12,798 and $12,000 during the years ended December 31, 2009 and 2008, respectively for tax services, including for tax compliance, tax advice and tax planning.

All Other Fees

No other fees were incurred during the years ended December 31, 2009 and 2008 for services provided by EFP Rotenberg, LLP except as described above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF ROTENBERG & CO., LLP AS OUR INDEPENDENT AUDITORS.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to the Chief Executive Officer and as to each of the other two most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year(2)	Salary ($)	Bonus ($)(4)	Option Awards ($)	All Other Compensation ($)(5)	Total ($)
Eduard Albert Jaeger (1) Head of New Business Development and Director	2009 2008	212,972 204,740	24,046 --	132,447 111,752	7,200 7,200	376,665 323,692
Scott Jarus (3) Chief Executive Officer, Executive Chairman of the Corporation, Director	2009 2008	-- --	-- --	14,794 24,424	190,000 --	204,794 24,424
Rhonda Hoffarth (5) Executive Vice President and Chief Operating Officer	2009 2008	170,306 165,000	24,046 --	39,145 37,377	7,200 5,538	240,697 207,915
Peter Kent Pachl (6) Executive Vice President of Sales and Marketing	2009 2008	205,972 196,740	22,328 --	60,556 83,830	7,200 7,200	296,056 287,770

(1)           Mr. Jaeger served as our President and Chief Executive Officer from our formation through May 4, 2009.  Mr. Jaeger’s current annual base salary is $204,740 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors.  The terms of Mr. Jaeger’s Separation Agreement with us are discussed below.  The other compensation disclosed for Mr. Jaeger represents an automobile allowance.  The fair value of options granted to Mr. Jaeger was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2003	3.68%	177.0%	4 years	None
2005	4.03%	145.7%	2 years	None
2006	5.16%	170.5%	4 years	None
2007	4.06%	224.0%	6.25 years	None
2009	3.13%	310.7%	6.25 years	None

(2)           Due to the bi-weekly timing of pay periods, 2009 included 27 pay periods versus the normal 26 pay periods.

(3)           Mr. Jarus served as our Interim Chief Executive Officer from May 4 to December 31, 2009, and was appointed our Chief Executive Officer effective as of January 1, 2010.  The other compensation disclosed for Mr. Jarus represents amounts paid pursuant to his consulting arrangement with us ($170,000 in 2009, which included $50,000 accrued in 2008 and paid in 2009) and fees paid for service as a director ($20,000 in 2009, which included $10,000 accrued in 2008 and paid in 2009).  Mr. Jarus’ current annual base salary is $130,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors.  Mr. Jarus will also receive an additional annual amount equal to $5,220 to cover any employee portion of health benefits offered by us.  Mr. Jarus does not have an employment agreement with us.  The fair value of options granted to Mr. Jarus was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	2.46%	310.7%	5.5 years	None

(4)           Represents payment for performance in 2009.

(5)           Ms. Hoffarth’s current annual base salary is $165,000 and she may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors.  Ms. Hoffarth does not have an employment agreement with us.  The other compensation disclosed for Ms. Hoffarth represents an automobile allowance.  Ms. Hoffarth does not have an employment agreement with us.  The fair value of options granted to Ms. Hoffarth was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2003	3.68%	176.9%	4 years	None
2004	3.40%	177.0%	4 years	None
2006	5.16%	170.5%	4 years	None
2007	4.06%	224.0%	6.25 years	None
2009	3.13%	310.7%	6.25 years	None

(6)           On January 15, 2010, Mr. Pachl resigned as our Executive Vice President of Sales and Marketing.  Mr. Pachl’s annual base salary during 2009 was $196,740.  Mr. Pachl did not have an employment agreement with us.  The other compensation disclosed for Mr. Pachl represents an automobile allowance.  The fair value of options granted to Mr. Pachl was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.03% - 4.29%	145.7% - 145.6%	2 - 4 years	None
2006	5.16%	170.5%	4 years	None
2007	4.06%	224.0%	6.25 years	None
2009	3.13%	310.7%	6.25 years	None

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our Named Executive Officers as of the end of our fiscal year ended December 31, 2009. None of our Named Executive Officers exercised any options during our fiscal year ended December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date
Eduard Albert Jaeger (2)	43,146	(3)	--		0.09	5/9/11
	215,728	(4)	--		0.09	6/16/12
	32,053	(5)	--		0.09	3/4/13
	431,455	(6)	--		0.09	3/31/14
	276,131	(7)	--		0.09	9/3/15
	447,917	(8)	52,083	(8)	0.09	5/18/16
	54,939	(9)	48,961	(9)	0.09	11/20/17
	--	(10)	167,000	(10)	0.095	7/16/19

Scott Jarus	75,000	(11)	--		0.09	5/18/16
	75,000	(12)	--		0.09	9/18/17
	75,000	(13)	--		0.09	11/10/18
	115,068	(14)	134,932	(14)	0.095	7/16/19

Rhonda Hoffarth	172,582	(15)	--		0.09	1/13/13
	21,573	(16)	--		0.09	6/22/14
	111,979	(17)	13,021	(17)	0.09	5/18/16
	37,807	(18)	33,693	(18)	0.09	11/20/17
	--	(19)	200,000	(19)	0.095	7/16/19

Peter Kent Pachl	366,737	(20)	--		0.09	1/3/15
	86,291	(21)	--		0.09	9/2/15
	179,167	(22)	20,833	(22)	0.09	5/18/16
	43,993	(23)	39,207	(23)	0.09	11/20/17
	--	(24)	400,000	(24)	0.095	7/16/19

(1)
On May 4, 2009, the board of directors approved changing the exercise price for all outstanding stock options which were fixed and re-priced at $0.09 per share, which price represents an amount equal to $0.02 above the average closing stock price of the Company over the prior 30 days.

(2)	Ironclad California (as defined below) executed a Separation Agreement with Eduard Albert Jaeger effective in April 2004, the terms of which are described in Employment Contracts herein.
(3)
Mr. Jaeger was granted options to purchase 43,146 shares on 5/10/01, 25% vested on the first anniversary of the date of grant, and 1/24th of the remaining amount of shares vest at the end of each month thereafter.

(4)	Mr. Jaeger was granted options to purchase 215,728 shares on 1/14/03, 33.3% vested on June 15, 2003 and 1/24th of the remaining amount of shares vest at the end of each month thereafter.
(5)
Mr. Jaeger was granted options to purchase 32,053 shares on 3/3/03, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(6)	Mr. Jaeger was granted options to purchase 431,455 shares on 3/30/04, 100% vested on the date of grant.
(7)
Mr. Jaeger was granted options to purchase 276,131 shares on 9/2/05, 146,695 shares vested immediately and 50% of the remainder vests on each of the first and second anniversary of the effective date of grant.

(8)
Mr. Jaeger was granted options to purchase 500,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(9)
Mr. Jaeger was granted options to purchase 103,900 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(10)
Mr. Jaeger was granted options to purchase 167,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(11)	Mr. Jarus was granted options to purchase 75,000 shares on 5/18/06, 1/12th vesting at the end of each month thereafter.
(12)	Mr. Jarus was granted options to purchase 75,000 shares on 9/18/07, 1/12th vesting at the end of each month thereafter.
(13)	Mr. Jarus was granted options to purchase 75,000 shares on 11/10/08, 1/12th vesting at the end of each month thereafter.
(14)	Mr. Jarus was granted options to purchase 250,000 shares on 7/16/09, 1/12th vesting at the end of each month thereafter.
(15)
Ms. Hoffarth was granted options to purchase 172,582 shares on 1/14/03, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(16)
Ms. Hoffarth was granted options to purchase 21,573 shares on 6/22/04, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(17)
Ms. Hoffarth was granted options to purchase 125,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(18)
Ms. Hoffarth was granted options to purchase 71,500 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(19)
Ms. Hoffarth was granted options to purchase 200,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(20)
Mr. Pachl was granted options to purchase 366,737 shares on 1/4/05, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(21)	Mr. Pachl was granted options to purchase 86,291 shares on 9/2/05, 100% vested as of the date of grant.
(22)
Mr. Pachl was granted options to purchase 200,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(23)
Mr. Pachl was granted options to purchase 83,200 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(24)
Mr. Pachl was granted options to purchase 400,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)		Total ($)
R. D. Pete Bloomer	10,000		14,794	(1)	24,794

Scott Alderton (2)	20,000	(3)	14,794	(4)	34,794

Vane Clayton	20,000	(3)	14,794	(5)	34,794

Kenneth J. Frank, M.D.	7,500		14,865	(6)	22,365

(1)
The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 690,728.  The fair value of options granted to Mr. Bloomer was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.03%	145.7%	3 years	None
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(2)
Fees granted to Mr. Alderton are made to the law firm, Stubbs Alderton and Markiles, LLP, of which he is a partner.  Option awards granted to Mr. Alderton prior to 2008 were also made to the law firm, Stubbs Alderton and Markiles, LLP.  The aggregate number of common shares reserved under option awards granted to the law firm Stubbs Alderton & Markiles, LLP, outstanding at fiscal year end totaled 161,291.  The fair value of options granted to Stubbs Alderton and Markiles, LLP was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.03%	145.7%	3 years	None
2006	5.16%	170.5%	4 years	None

(3)            Includes $10,000 of accrued board fees for 2008, paid in 2009.

(4)           The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 400,000.  The fair value of options granted to Mr. Alderton was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(5)           The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 561,291.  The fair value of options granted to Mr. Clayton was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.05%	176.0%	4 years	None
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(6)           The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 306,250.  The fair value of options granted to Dr. Frank was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2009	2.07%-3.13%	302.3%-310.7%	5.5 years	None

In 2009, non-employee directors of Ironclad received $2,500 per quarter for attending meetings and serving on Ironclad’s Board of Directors. Since April 2000, non-employee directors of Ironclad have each received options to purchase shares of Ironclad common stock upon their appointment to our Board of Directors and annually thereafter. We expect to continue the practice of compensating our directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

Employment Contracts

We are not party to any employment agreements with any of our executive officers.  Except as described in this section, Ironclad Performance Wear Corporation, a California corporation, or Ironclad California, is not party to any employment agreements with any of its executive officers.

Ironclad California executed a Separation Agreement with Eduard Albert Jaeger effective in April 2004.  Pursuant to the terms of the Separation Agreement, if Ironclad terminates Mr. Jaeger’s employment with Ironclad California at any time other than for Cause, then Ironclad California must pay Mr. Jaeger (a) all accrued and unpaid salary and other compensation payable by the Company for services rendered through the termination date, payable in a lump sum payment on the termination date; and (b) a cash amount equal to Two Hundred Thousand Dollars ($200,000), payable in installments throughout the one (1)-year period following the termination date in the same manner as Ironclad California pays salaries to its other executive officers.  The Separation Agreement requires Mr. Jaeger to comply with certain obligations, including execution of a general release, in order to receive the lump sum payment.  For the purposes of the Separation Agreement, termination for “Cause” means termination by reason of: (i) any act or omission knowingly undertaken or omitted by Mr. Jaeger with the intent of causing damage to Ironclad California, its properties, assets or business or its stockholders, officers, directors or employees; (ii) any improper act of Mr. Jaeger involving a material personal profit to him, including, without limitation, any fraud, misappropriation or embezzlement, involving properties, assets or funds of Ironclad or any of its subsidiaries; (iii) any consistent failure by Mr. Jaeger to perform his normal duties as directed by the Chairman of the Board, in the sole discretion of our board of directors; (iv) any conviction of, or pleading nolo contendere to, (A) any crime or offense involving monies or other property of Ironclad; (B) any felony offense; or (C) any crime of moral turpitude; or (v) the chronic or habitual use or consumption of drugs or alcoholic beverages.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of the stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The statutory provision cited above also grants us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

We have entered into indemnification agreements with our directors and executive officers.

A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of May 24, 2010 by:

•	each of our executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

            Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 24, 2010 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 72,951,185 shares of our common stock outstanding on May 24, 2010. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, California 90245.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:
Eduard Albert Jaeger (1)	5,739,776	7.9%
Director, Head of New Business Development
Rhonda Hoffarth (2)	449,498	*
Executive Vice President, Chief Operating Officer
Peter Kent Pachl (3)	679,126	*
Executive Vice President Sales & Marketing
Thomas Kreig (4)	402,513	*
Senior Vice President of Finance, Secretary
R.D. Pete Bloomer (5)	690,728	*
Director
Vane Clayton (6)	611,931	*
Director
Scott Alderton (7)	836,366	1.1%
Director
Scott Jarus (8)	4,270,473	5.9%
Executive Chairman, Director, Chief Executive Officer
Kenneth J. Frank, M.D. (9)	5,784,967	7.9%
Director
Directors and officers as a group (9 persons) (10)	19,465,378	26.7%

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
5% Stockholders:
Coleman Survivor Trust (11)	10,000,000	13.7%
CVM Equity Fund V Ltd., LLP (12)	4,713,652	6.5%
Richard Todd Miller	4,000,000	5.5%

*	Less than 1%

(1)
Consists of (i) 1,365,272 shares of common stock held by Jaeger Family, LLC, of which Eduard Albert Jaeger is a member, (ii) 2,763,984 shares of common stock held by Eduard and Kari Family Trust dtd 7/19/2006, of which Eduard Albert Jaeger is a trustee and as such has voting and investment power, and (iii) 1,610,520 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.  Mr. Jaeger disclaims beneficial ownership of the shares of common stock held by Jaeger Family, LLC and by Eduard and Kari Family Trust dtd 7/19/2006 except to the extent of his pecuniary interest therein.

(2)	Includes 417,911 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.
(3)	Consists of 679,126 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.
(4)	Includes 363,028 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.
(5)	Consists of 690,728 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.
(6)	Includes 561,291 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.
(7)
Includes (i) 325,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010, and (ii) 77,258 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(8)
Consists of (i) 3,526,667 shares of common stock held by the Jarus Family Trust, for which Mr. Jarus exercises voting and investment power, (ii) 682,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010, and (iii) 61,806 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(9)
Consists of (i) 4,775,000 shares of common stock held jointly by Dr. and Mrs. Frank, (ii) 128,201 shares of common stock held directly by Dr. Frank, (iii) 225,000 shares of common stock held by Dr. Frank’s Health Products LLC 401k Profit Sharing Plan for which Dr. Frank exercises voting and investment power, (iv) 196,000 shares of common stock held by Dr. Frank’s Health Products Defined Benefit Plan, (v) 306,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010, and (vi) 154,516 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(10)
Consists of (i) 13,535,944 shares of common stock, (ii) 293,580 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable, and (ii) 5,635,854 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 24, 2010.

(11)
William E. Coleman as Trustee of the Colman Survivor Trust, exercises voting and investment power over the shares of common stock held by Coleman Survivor Trust but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12)
Includes 77,258 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which currently are exercisable.  Mr. Bloomer is also the Chairman and Chief Executive Officer of Colorado Venture Management, Inc., which is the Managing Partner of CVM.  Mr. Bloomer disclaims beneficial ownership of the securities held by this stockholder, except with respect to his pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the employment arrangements described above in “Executive Compensation” and the transactions described below, since January 1, 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•
in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Mr. Jarus, an Ironclad board member since May 2006 and currently Chairman of the Board, was appointed in September 2008, in a consulting capacity, as Executive Chairman of the Corporation with a compensation of $10,000 per month.  In May 2009, Mr. Jarus also took on the role of Interim Chief Executive Officer.  He performed in this capacity through December 31, 2009.  On January 1, 2010, Mr. Jarus was employed by the Company in the role of Chief Executive Officer at an annual salary of $130,000.  Mr. Jarus will also receive an additional annual amount equal to $5,220 to cover any employee portion of health benefits offered by the Company.  Prior to his appointment as Executive Chairman of the Corporation, the Jarus Family Trust purchased 2,500,000 shares of the Company’s common stock on April 22, 2008, at $0.20 per share for an aggregate purchase price of $500,000.  Further, the Jarus Family Trust purchased an additional 1,000,000 shares of the Company common stock on February 5, 2009, at $0.05 per share for an aggregate purchase price of $50,000.

Mr. Alderton, one of our board members since August 2002, is a partner of the law firm, Stubbs, Alderton and Markiles, LLP, or SAM, which is our attorney of record.  SAM rendered services to Ironclad California as its primary legal firm since 2002, and became our primary legal counsel upon the closing of the merger with Ironclad California on May 9, 2006.  We incurred legal fees from SAM of $141,571 and $192,979 in 2009 and 2008, respectively.

Prior to Dr. Frank’s appointment to the Company’s board of directors, Dr. and Mrs. Frank purchased 2,000,000 shares of the Company’s common stock on December 8, 2008, at $0.05 per share for an aggregate purchase price of $100,000.  Further, Dr. Frank and Mrs. Frank purchased an additional 4,000,000 shares of the Company common stock on February 5, 2009, at $0.05 per share for an aggregate purchase price of $200,000. Dr. Frank is the father-in-law of Mr. Eduard Albert Jaeger, the Company’s Founder and head of new business development.

Director Independence

Our Board of Directors currently consists of six members: Messrs. Jarus (Executive Chairman and CEO), Jaeger, Clayton, Alderton, Bloomer and Frank.  We are not a “listed issuer” under SEC rules.  We believe that Messrs. Bloomer and Clayton are “independent” as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2009, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than: Ms. Hoffarth and Messrs. Alderton, Bloomer, Clayton, Frank, Kreig, Jarus, Jaeger and Pachl, who each did not timely file a Form 4 reporting one transaction.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2011 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by January 25, 2011. In addition, in the event a stockholder proposal is not received by the Company by April 10, 2011, the Proxy to be solicited by the Board of Directors for the 2011 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2011 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2011 Annual Meeting is advanced or delayed more than 30 days from the date of the 2010 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2011 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2011 Annual Meeting. Upon determination by the Company that the date of the 2011 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2010 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of Pacific Stock Transfer Company (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 or call (702) 361-3033. The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and the Company’s annual report are available promptly by calling (310) 643-7800, or by writing to Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, CA 90245. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (310) 643-7800, or writing to Ironclad Performance Wear Corporation, Attention: Investor Relations, 2201 Park Place, Suite 101, El Segundo, CA 90245.

OTHER MATTERS

The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the common stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

IRONCLAD PERFORMANCE WEAR CORPORATION
June 17, 2010

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â
■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION
1. TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:

SCOTT JARUS
R.D. PETE BLOOMER
EDUARD ALBERT JAEGER
VANE CLAYTON
SCOTT ALDERTON
KENNETH J. FRANK, M.D.

_____ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF EFP ROTENBERG, LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1 and 2 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated May 24, 2010 relating to the Meeting.

Please check here if you plan to attend the meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IRONCLAD PERFORMANCE WEAR CORPORATION

Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), hereby appoints SCOTT JARUS and THOMAS KREIG or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 17, 2010 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)